UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2004

SUFFOLK BANCORP

(Exact name of registrant as specified in its charter)

New York	0-13580	11-2708279
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4 West Second Street, Riverhead, New York	11901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 727-5667

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 23, 2004, the Board of Directors of Suffolk Bancorp (“the Company”), pending a broader evaluation of certain employment agreements with executive officers in view of their upcoming expiration, agreed to extend until March 31, 2005 existing employment agreements with certain key employees which become effective only in the event of a change in control of the Company, and which currently expire on January 1, 2005. Extensions were granted to executive officers Thomas S. Kohlmann, President and Chief Executive Officer; J. Gordon Huszagh, Executive Vice President and Chief Financial Officer; Robert C. Dick, Executive Vice President; Frank D. Filipo, Executive Vice President; and Augustus C. Weaver, Executive Vice President, and certain members of senior management of the Company’s banking subsidiary. All terms of the existing agreements, other than the date of expiration, remain unchanged.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUFFOLK BANCORP

Dated: December 28, 2004	By:	/s/ Douglas Ian Shaw
Vice President & Corporate Secretary